UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 2025

NFiniTi inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-180164	99-0372611
(Commission File Number)	(IRS Employer Identification No.)

Pampana 18 La Cruz, C.P. 63734 La Cruz de Huanacaxtle Navarit, Mexico	77027
(Address of Principal Executive Offices)	(Zip Code)

Phone: +523221984348

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 7, 2025, NFiniTi Inc. (the “Company”) dismissed its independent accountant GreenGrowth CPAs (“GreenGrowth”).

On January 8, 2025, the Company engaged and executed an agreement with Faiza Mehmood of FM Financial Services LLC (“FM Financial Services LLC”), as the Company’s new independent accountant to replace GreenGrowth.

The reports of GreenGrowth regarding the Company’s financial statements for the fiscal year ended October  31, 2023, being the most recent fiscal year for which the Company has filed audited financial statements with the Securities and Exchange Commission (the “SEC”), did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

The board of directors of the Company, acting as the audit committee, approved the decision to change independent accountants.

During the fiscal year ended October 31, 2023, and through January 7, 2025 the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with GreenGrowth on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GreenGrowth would have caused GreenGrowth to make reference thereto in connection with its report.

During the fiscal year ended October 31, 2023, and through January 7, 2025, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that management of the Company discussed with GreenGrowth the continued existence of material weaknesses in the Company’s internal control over financial reporting.

The Company requested GreenGrowth to furnish it with a letter addressed to the SEC stating whether or not GreenGrowth agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated January 8, 2025, is filed as Exhibit 16.1 to this current report on Form 8-K.

During the Company’s fiscal year ended October 31, 2023, and through January 7, 2025 neither the Company nor anyone on the Company’s behalf consulted with FM Financial Services LLC regarding any of the following:

(i)         either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that FM Financial Services LLC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)        any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
16.1	Letter from GreenGrowth CPAs
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2025

By:	/s/ Michael Noble
Name:	Michael Noble
Title:	President

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